Investor Contact:	Company Contact:
Berkman Associates	Alan Magerman
(310) 277-5162	Chairman
info@BerkmanAssociates.com	(760)4384004
—	xenonics@xenonics.com

Robert E. Petersen Named to Board of Directors of Xenonics

CARLSBAD, CALIFORNIA — April 20, 2005 — XENONICS HOLDINGS, INC. (AMEX:XNN) announced today that Robert E. (Bob) Petersen, President of Asset Management Group, and CFO and Senior Vice President of Collins Development Company and La Jolla Development Company, has been named to the Company’s Board of Directors and will serve as Chairman of the Audit Committee.

“We are proud to welcome Bob Petersen to Xenonics’ Board,” said Chairman Alan Magerman. “With his many years of high-level military and business experience, and his distinguished record of success in senior executive positions with public and private companies, we expect Bob to make important contributions to Xenonics’ continued growth.”

Petersen, 58 years old, is a California CPA. He earned an MBA and an MS in Taxation from San Diego State University with concentrations in finance and accounting, after which he worked for Arthur Young & Company, specializing in audit consulting and tax planning for major real estate companies and several Savings & Loan companies in San Diego.

After graduating from the U.S. Naval Academy in 1968, Petersen flew carrier fighter aircraft in combat for seven years. He retired from The Naval Reserve after 23 years of service.

Petersen is the founder of Asset Management Group, San Diego, which provides CFO-oriented financial consulting to developers and contractors. He joined Collins Development Company in 1983 as Chief Financial Officer, and helped to successfully guide the Collins Asset Management Group to be one of San Diego’s most successful property management companies.

Petersen is currently a Director of Collins Development Company, La Jolla Development Company, Willis Allen Company (residential real estate), La Valencia Hotel, Rancho Valencia Resort and has served as a Director of U.S. Labs (an engineering service company), where he was a member of the Audit and Compensation Committees.

About Xenonics

Xenonics develops and produces advanced, lightweight and compact ultra-high intensity lighting products for military, law enforcement, public safety, and commercial and private sector applications. Currently, NightHunters are in use by every branch of the U.S. Armed Forces as well as a wide variety of law enforcement and security agencies. Using its breakthrough patented technology, Xenonics provides innovative solutions for customers that demand the ability to see farther so that they can do their job better and safer. Xenonics’ products deliver a quantum leap in performance over other illumination technologies and represent the next generation in small, high intensity, high efficiency lighting systems. Visit Xenonics on the web at www.xenonics.com.

Forward-Looking Statements

Except for the historical statements and discussions above, our statements above constitute forward-looking statements within the meaning of section 21E of the Securities Exchange Act of 1934. These forward-looking statements reflect our management’s current views with respect to future events and financial performance; however, you should not put undue reliance on these statements. Factors that could cause these forward-looking statements to differ include delays in development, marketing or sales of new products. When used, the words “anticipates,” “believes,” “expects,” “intends,” “future,” and other similar expressions identify forward-looking statements. These forward-looking statements are subject to certain risks and uncertainties. We believe our management’s assumptions are reasonable, nonetheless, it is likely that at least some of these assumptions will not come true. Accordingly, our actual results will probably differ from the outcomes contained in any forward-looking statement, and those differences could be material. Factors that could cause or contribute to these differences include, among others, those risks and uncertainties discussed in our periodic reports on Form 10-K and 10-Q and our other filings with the Securities and Exchange Commission. Should one or more of the risks discussed , or any other risks, materialize, or should one or more of our underlying assumptions prove incorrect, our actual results may vary materially from those anticipated, estimated, expected or projected. In light of the risks and uncertainties, there can be no assurance that any forward-looking statement will in fact prove to be correct. We undertake no obligation to update or revise any forward-looking statements.

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